UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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☐	Definitive Proxy Statement

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VOR BIOPHARMA INC.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts! VOR BIOPHARMA INC. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET VOR BIOPHARMA INC. 100 CAMBRIDGEPARK DRIVE SUITE 101 CAMBRIDGE, MA 02140 V44064-P08643 You invested in VOR BIOPHARMA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 23, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 23, 2024 12:00 PM ET Virtually at: www.virtualshareholdermeeting.com/VOR2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting It ems 1. To elect each of the two Class III director nominees, each to serve until the 2027 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Nominees: For 01) Robert Ang, M.B.B.S., M.B.A. 02) Sven (Bill) Ante Lundberg, M.D. 2. To approve the amendment and restatement of the Vor Biopharma Inc. 2021 Equity Incentive Plan to, among other things, increase the number of shares that will automatically be added to the share reserve thereunder on January 1 For of each calendar year from four percent (4%) to five percent (5%) of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year through and including calendar year 2034. 3. To ratify the selection by the audit committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V44065-P08643